Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25E

SIXTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	The Agreement shall be amended such that all references to revenue assurance shall be deleted in their entirety and replaced with CSG's Event Reporting Systems ("ERS").

2.  Accordingly, Schedule F, Fees, CSG SERVICES, I. (c) Ancillary Voice Services, is modified by adding the following fees:

Description of Item/Unit of Measure	Frequency	Fee
A. Additional ERS User License (per ****)	*******	$*****
B. Implementation (per ********)	*** *******	*****

Note:  For clarification purposes, the initial **** (*) *** user licenses shall be provided at ** **** to Customer, effective as of the date upon which implementation is complete.

3.	Customer desires to obtain from CSG and CSG desires to provide modification/upgrades to Customer’s CSG Vantage® partition to add *** (*) ********** to accommodate increased processing demands.

4.

Note 5 to Schedule F, Fees, CSG LICENSED PRODUCTS, II B., entitled “CSG Vantage Plus (Note 4, Note 5)”, of the Agreement provides that any modifications/upgrades to the node to account for increased processing demands subsequent to the Effective Date of the Agreement shall be set forth in a separately executed mutually agreeable amendment for such modifications/upgrades

5.

Accordingly, Schedule F, Fees, CSG LICENSED PRODUCTS, II B., entitled “CSG Vantage Plus (Note 4, Note 5)”, is modified by adding the following fees for the addition of *** (*) ********** to Customer’s CSG Vantage partition:

Description of Item/Unit of Measure	Frequency	Fee
2. Add *** (*) ********** to CSG Vantage partition	********	$****** ***** $****** *********
● ****** maintenance of the *** (*) **********	********	**% *** *** ********* ($***** ***** $***** *********)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph R. Stackhouse	By: /s/ Robert M. Scott
Title: SVP Customer Ops	Title: EVP
Name: Joseph R. Stackhouse	Name: Robert M. Scott
Date: 8-5-09	Date: 8/10/09